EXHIBIT 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                             FUN CITY POPCORN, INC.
                FORM 10-KSB FOR THE YEAR ENDED SEPTEMBER 30, 2004
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I am the Chief Executive Officer and Chief Financial Officer of Fun City Popcorn, Inc., a Nevada corporation (the "Company"). I am delivering this certificate in connection with the Form 10-KSB of the Company for the year ended September 30, 2004 and filed with the Securities and Exchange Commission ("Form 10-KSB").

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-KSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 29, 2004

                                            /s/  James Eller
                                            -----------------------------------
                                                 James Eller
                                                 Chief Executive Officer and
                                                 Chief Financial Officer